SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report: October 15, 1998

                           SBC COMMUNICATIONS INC.

                            A Delaware Corporation

                          Commission File No. 1-8610

                         IRS Employer No. 43-1301883

                   175 E. Houston, San Antonio, Texas 78205

                       Telephone Number (210) 821-4105



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Item 5.    Other Events

Attached as an exhibit is a press release issued by SBC Communications Inc. on October 15, 1998 announcing earnings for the third quarter of 1998.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99  Press Release - Third Quarter 1998 Earnings

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         SBC Communications Inc.

                                          /s/  Randall Stephenson

                                         Randall Stephenson
                                         Vice President and Controller




October 15, 1998

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                                     EXHIBIT INDEX

Exhibit
Number

  99         Press Release - Third Quarter 1998 Earnings